[Letterhead of DVA Discovision Associates]

June 21, 1995

Mr. Jim Merkel                                      Via Facsimile (313) 871-5907
President & Chief Executive Officer                 LETTER CONFIRMATION
ALLIED DIGITAL TECHNOLOGIES                         & ENCLOSURES VIA DHL
7375 Woodward Avenue
Detroit, Michigan 48202

Dear Mr. Merkel:

We are enclosing herewith, for your records, one original fully executed copy of the "Non-Exclusive Patent License Agreement for Disc Products" date coded 051695, between Allied Digital Technologies Corp. and Discovision Associates.

Additionally enclosed are two individual product Royalty Reporting Forms for the convenience of your Accounting Department. There is a separate form for each product licensed under the above-referenced agreement. In accordance with
Section 6.5 of the Agreement, the quarterly accounting periods shall end on the last day of each March, June, September and December during the term of this Agreement. A written royalty report and payment for all running royalties for that period is due within sixty (60) days after the end of each such quarterly accounting period. The royalty report should include the information specified in Section 6.3 of the Agreement. If you have any questions please do not hesitate to contact us.

We would like to welcome Allied Digital Technologies to our steadily expanding group of licensees. We look forward to a good relationship with you and your company.

Please confirm receipt of these documents by signing and returning the enclosed second copy of this letter to DVA.

Best regards,

DISCOVISION


/s/ Ronald J. Clark


Ronald J. Clark
Senior Vice President

RJC:jm

Enclosures:  One fully executed License Agreement date coded 051695
             Two Royalty Reporting Forms

Documents safely received:



By:____________________________        Date: ________________________________


2355 Main Street Suite 200 Irvine, CA 92714 o P.O. Box 19616, Irvine, CA 92713
o (714) 660-5000 o Facsimile (714) 660-1801

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                     NON-EXCLUSIVE PATENT LICENSE AGREEMENT
                                      FOR
                                 DISC PRODUCTS

      This AGREEMENT is made effective this 1st day of June, 1995, by and between DISCOVISION ASSOCIATES, a joint venture subject to the State of California partnership law, having a place of business at 2355 Main Street, Suite 200, Irvine California 92714, United States of America, (hereinafter referred to was DVA) and ALLIED DIGITAL TECHNOLOGIES CORP., a United States corporation, having a place of business at 7375 Woodward Avenue, Detroit, Michigan 48202 (hereinafter referred to as LICENSEE), who agree as follows:

Section 1.0. Recitals

1.1 DVA has the right to grant licenses under certain DVA-owned United States patents relating to the design, manufacture, and sale of optical disc products such as compact discs, CD-ROM discs and video discs.

1.2 DVA is prepared to grant non-exclusive licenses under such patents on reasonable terms and conditions to financially sound and commercially responsible applicants.

1.3 LICENSEE has produced and/or sold and intends to continue producing and/or selling products which may embody patented inventions covered by such DVA patents or which may be made using apparatus or methods which may embody such patented inventions.

1.4 DVA is offering LICENSEE, as an option herein, a license under individual ones of its patents, the availability of such license under any one or more of DVA's patents being in no way conditioned on the need for LICENSEE to take a license under any other of DVA's patents.

1.5 LICENSEE has determined that its business interests will be best served by taking a license under the terms and conditions of this Agreement. In so doing, LICENSEE understands that if less than all DVA patents are licensed, then licenses under additional DVA patents may be required before LICENSEE can make or sell optical disc products free and clear of all claims of patent infringement by DVA. Information regarding infringement of additional DVA patents may be obtained by using the factory inspection provisions of Section 10.0 herein.

Section 2.0. Definitions

2.1 "Information Storage Medium(s)" shall mean any record carrier primarily designed to store and/or record any type of information.

2.2 "Disc(s)" shall mean any pre-recorded, non-recordable and non-erasable Information Storage Medium in the shape of a disc and having information recorded thereon on one or both sides thereof, which information is recoverable using optical detection means.

2.3 "Digital Disc(s)" shall mean a Disc having pre-recorded thereon digitally encoded information. Digital Discs shall include, but are not limited to, Discs commonly known as "Compact Disc Digital Audio Discs' or 'CD Digital Audio Discs,' 'Compact Disc Single Discs' or 'CD Single Discs,' and 'Multi Media Discs.'

2.4 "Compact Disc Digital Audio Disc(s)" or "CD Digital Audio Disc(s)" shall mean a Digital Disc having pre-recorded thereon audio entertainment information. A CD Digital Audio Disc is defined herein according to the definition in a specification entitled "Compact Disc Digital Audio System Description" published by N.V. Philips Consumer Electronics B.V. and Sony Corporation and commonly referred to as the "Red Book". CD Digital Audio Discs shall include, but are not limited to, Digital Discs commonly known as compact discs (CD's) and pre recorded, non-recordable audio mini discs.

2.5 "Compact Disc Single Disc(s)" or "CD Single Disc(s)" shall mean a CD Digital Audio Disc, either three inches (3") or five inches (5") in diameter, having prerecorded thereon 20 minutes or less of audio entertainment information.

2.6 "Multi Media Disc(s)" shall mean any Digital Disc having recorded thereon computer, database, audio, video, text, graphics and/or player control information. Multi Media Discs shall include, but are not limited to, Digital Discs commonly known as CD-ROM Discs, CD-i Discs, CD-G Discs and CD Digital Video Discs.

2.7 "Compact Disc Read Only Memory Disc(s)" or "CD-ROM Disc(s)" shall mean a Digital Disc having pre-recorded thereon text files, data files, image files, computer program files, and the like, primarily intended for computer-related, database-related and/or multimedia-related usage. A CD-ROM Disc is defined herein according to the definition in a specification entitled 'Compact Disc Read Only Memory (CD-ROM) System Description" published by N.V. Philips Consumer Electronics B.V. and Sony Corporation and commonly referred to as

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      the "Yellow Book". CD-ROM Discs include CD-ROM/XA discs and pre recorded data mini discs.

2.8 "Compact Disc-Interactive Disc(s)' or 'CD-1 Disc(s)" shall mean a Digital Disc having pre-recorded thereon audio, video and program control data for interactive use with a human user by means of computer apparatus. A CD-1 Disc is defined herein according to the definition in a specification entitled "Compact Disc Interactive Media Full Functional Specification" published by N.V. Philips Consumer Electronics B.V. and Sony Corporation and commonly referred to as the "Green Book".

2.9 "Compact Disc-Graphics Disc(s)" or "CD-G Disc(s)" shall mean a Digital Disc having pre-recorded thereon graphics information comprised of discrete still pictures or graphic images having no user perceivable motion.

2.10 "Compact Disc Digital Video Disc(s)' or 'CD Digital Video Disc(s)' shall mean a Digital Disc having pre-recorded thereon information intended to produce visual images having user perceivable motion.

2.11 "Video Disc(s)' shall mean a Disc having pre-recorded thereon any information intended to produce visual images having user perceivable motion, which information is not digitally encoded. Video Discs shall include, but are not limited to, Discs commonly known as laser discs (LD's) and compact disc-video (CD-V) discs.

2.12 "Manufacturing Apparatus" shall mean apparatus for use in the fabrication of Discs, including apparatus used in performing quality assurance procedures and/or testing of Discs.

2.13 "Manufacturing Processes)" shall mean any method or process, including related apparatus, used in the fabrication of Discs, including process steps directed to quality assurance procedures and/or testing of Discs.

2.14 "DVA Patent(s)" shall mean all United States patents owned by DVA as of the effective date of this Agreement, including utility models and design patents, and any United States patents, including utility models and design patents, issuing from pending United States patent applications owned by DVA as of the effective date of this Agreement, directed to Discs and/or any Manufacturing Apparatus and/or any Manufacturing Process, under which patents and patent applications (as well as divisionals, continuations, continuation-in-part applications, reissues, reexaminations and extensions thereof) DVA has, as of the effective date of this

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      Agreement, the right to grant licenses to LICENSEE of the scope granted herein, provided however that such grant, or the exercise of rights under such grant, will not result in the payment of royalties or other consideration by DVA to third parties (except for payments to Affiliates of DVA and payments to third parties for inventions made by said third parties while employed by DVA or any of its Affiliates). United States patents relating to Discs and/or their manufacture which have issued and are licensable by DVA are set forth in Appendix A. DVA shall provide LICENSEE on at least an annual basis an updated version of Appendix A which includes any new patent to be added to Appendix A and which indicates the expiration of a previously listed patent by the addition of the letter "E" following the patent number.

2.15 "Licensed Patent(s)" shall mean those DVA-owned United States patents listed in Appendix B of this Agreement, these being the DVA Patent(s) under which LICENSEE has agreed to take a license. Any DVA Patent(s) listed in Appendix A may be added to Appendix B and thereby becomes a Licensed Patent by written agreement of the parties.

2.16 "Transfer(s)" (Transferred) as used herein shall mean (i) sell and/or sold, (ii) deliver(ed) to others (including for export) other than by sale, regardless of the basis of compensation, if any, (for example, by consignment, by gift or by transshipment through an intermediate country or territory such as Switzerland, Hong Kong, et cetera) and/or (iii) sell
      (sold) in combination with other products.

2.17 "Type Number" shall mean any combination of numbers, letters, and/or words used to identify a particular type or model of Disc.

2.18 "Affiliate(s)" shall mean any corporation, company, or other business entity controlled by a party to this Agreement. For this purpose, control means direct or indirect beneficial ownership of greater than fifty percent (50%) of the voting securities or greater than fifty percent (50%) interest in the income of such corporation, company, or other business entity.

2.19 "Arm's Length Trade" shall mean a sale, lease or other commercial transaction between unaffiliated parties having an adverse economic interest. After completion of an Arm's Length Trade, a party thereto will derive no further economic benefit from subsequent transactions by another party thereto with respect to the goods involved in such Arm's Length Trade.

2.20 "Manufacturer's Net Selling Price" shall mean the invoice price after discounts actually allowed for a Disc sold in Arm's Length Trade by LICENSEE or its

      Affiliate, such price not to include: (1) packaging costs incurred by LICENSEE for such Disc; (2) insurance fees and packing and transportation charges incurred by LICENSEE and invoiced separately to a third party; (3) duties and sales taxes actually incurred and paid by LICENSEE in connection with delivery of such Disc; (4) the cost of any copyright license fee paid by LICENSEE in respect of information stored on the Disc; and (5) mastering charges incurred by LICENSEE and necessary for the manufacture of the Disc, which mastering charges are invoiced separately to a third party. In respect of a Disc used or leased by LICENSEE or its Affiliate or sold or Transferred in other than Arm's Length Trade by LICENSEE or its Affiliate, the Manufacturer's Net Selling Price shall be deemed to be equal to the average Manufacturer's Net Selling Price as defined above for the same or equivalent Disc sold in Arm's Length Trade during the then current accounting period. In the event there are no sales in Arm's Length Trade during an accounting period, DVA and LICENSEE shall attempt to agree upon an amount to be regarded as the Manufacturer's Net Selling Price for such accounting period. If DVA and LICENSEE do not so agree, then Manufacturer's Net Selling Price shall mean the actual selling price to an ultimate consumer. If a Disc is not separately sold and is included with other apparatus, then the Manufacturer's Net Selling Price of such Disc shall be the Manufacturer's Net Selling Price of the equivalent Disc which is separately sold, or, if no such equivalent Disc exists, shall be the price as aforesaid of such other apparatus multiplied by the ratio of the Manufacturing Cost of such Disc to the Manufacturing Cost of such other apparatus.

2.21 "Manufacturing Cost" shall mean total cost of direct materials, direct and indirect factory labor and factory overhead determined in accordance with sound accounting principles.

2.22 "Patented Portion" shall mean that portion of a product which embodies or uses any invention protected by an unexpired Licensed Patent, or which is manufactured by the use of any Manufacturing Process and/or Manufacturing Apparatus which uses any invention protected by an unexpired Licensed Patent.

Section 3.0. Non-Exclusive License Grant

3.1 DVA grants to LICENSEE a non-exclusive, royalty bearing license under the Licensed Patent(s):

      3.1.1 to make, have made, use, rent, lease, sell and/or Transfer Discs in the United States of America; and

      3.1.2 to make, have made, use or have used Manufacturing Apparatus and to use or have used Manufacturing Processes in the United States of America to manufacture Discs for LICENSEE.

      It is understood by LICENSEE that licenses under additional DVA Patent(s) not listed in Appendix B may be required before LICENSEE can make, use, rent, lease, sell and/or Transfer Discs free and clear of all claims of patent infringement by DVA. LICENSEE may obtain from DVA a determination as to the applicability of any DVA Patent(s) to LICENSEE'S products by use of the factory inspection provisions of Section 10.0 of this Agreement. In any event, DVA reserves the right to bring a patent infringement action against LICENSEE with respect to any DVA Patent(s) not listed in Appendix B.

3.2 No license is granted by DVA to LICENSEE in this Section 3.0, either expressly or by implication, estoppel, or otherwise:

      3.2.1 other than under the Licensed Patent(s) listed in Appendix B;

      3.2.2 with respect to any products other than Discs;

      3.2.3 with respect to any product which does not include a Patented
            Portion;

      3.2.4 to rent, lease, sell and/or Transfer any Manufacturing Apparatus; or

      3.2.5 to rent, lease, sell and/or Transfer any Manufacturing Process or process step thereof.

3.3 The license granted herein shall include a sublicense to LICENSEE's Affiliates, identified in Appendix C, which are LICENSEE's Affiliates as of the effective date of this Agreement. LICENSEE shall pay and account to DVA for royalties hereunder with respect to the exercise by any Affiliate of LICENSEE of the sublicense granted to it hereunder. Sublicenses will be granted to additional Affiliates of LICENSEE during the term of this Agreement upon receipt by DVA of written notices from LICENSEE setting forth the names and addresses of such additional Affiliates to be covered by this Agreement, provided each such notice is given before any sales of Discs by the Affiliate named therein. Each Affiliate sublicensed under this Agreement shall be bound by the terms and conditions of this Agreement as if it were named herein in the place of LICENSEE. LICENSEE represents to DVA that it has the power to bind each such Affiliate to the terms and conditions of this Agreement and agrees to take whatever action is necessary to legally bind such Affiliates. The sublicense granted to an Affiliate shall terminate on the date such Affiliate ceases to be an Affiliate.

3.4 Except as set forth in Section 3.3, LICENSEE is expressly not granted the right to sublicense third parties under this Agreement.

Section 4.0 Release

4.1 Upon payment of the consideration set forth in Section 5.8, DVA irrevocably releases LICENSEE and its Affiliates, identified in Appendix C, which are LICENSEE's Affiliates as of the effective date of this Agreement, from any and all claims of infringement of the Licensed Patent(s), which claims have been made or which might be made at any time, with respect to any Discs used, rented, leased, sold, or otherwise Transferred by or for LICENSEE or its sublicensed Affiliates before the effective date of this Agreement, to the extent such Discs would have been licensed hereunder had they been manufactured, used, rented, leased, sold, or otherwise Transferred after the effective date of this Agreement. This release shall not apply to any Disc on which a royalty accrues after the effective date of this Agreement.

4.2 LICENSEE expressly represents that its Affiliates identified in Appendix C includes all of LICENSEE's Affiliates as of the effective date of this Agreement.

Section 5.0 Royalties and other Payments

5.1 LICENSEE shall pay, as hereinafter provided, earned royalties to DVA with respect to both of the following for:

      5.1.1 each Disc for which LICENSEE is licensed hereunder in the country of manufacture; and

      5.1.2 each Disc for which LICENSEE is licensed hereunder in the country of use, rental, lease, sale or Transfer.

5.2 For each Disc manufactured in the United States of America, no more than one royalty shall be due for such Disc, regardless of the number of countries in which the use, distribution and sale of such Disc occurs.

5.3 LICENSEE shall pay to DVA a royalty as set forth below in Section 5.4 or as set forth below in Section 5.5. LICENSEE's election between the royalty of Section 5.4 and the royalty of Section 5.5 shall be made in writing to DVA for each type of Digital Disc or Video Disc on or before submission of the royalty report for the first accounting period for which royalty is to be paid for such type of disc. This election, once made, cannot be changed except as provided herein.

      If Section 5.4 is selected, and LICENSEE subsequently wishes to change its royalty election, LICENSEE may change the royalty election by notifying DVA in writing, on or before submission of the royalty report for the next accounting period for which such royalties are to be paid, of LICENSEE'S election to pay royalties pursuant to Section 5.5 herein, and of the Licensed Patent(s) to be included in Appendix B. Appendix B shall thereupon be amended to list the Licensed Patent(s) in accordance with LICENSEE'S written notification. LICENSEE shall be liable for royalty payments pursuant to Section 5.4 up to the date of DVA's receipt of written notice of LICENSEE'S change of royalty election.

      If LICENSEE is considering an election to pay royalties pursuant to
      Section 5.5, LICENSEE may request a factory inspection in accordance with
      Section 10.0. If Section 5.5 is selected, DVA reserves the right to bring a patent infringement action against LICENSEE with respect to any DVA Patent(s) not listed in Appendix B.

      The royalty election may be changed from Section 5.5 to Section 5.4 by written agreement of the parties.

5.4 LICENSEE shall pay, as a first option hereinafter provided, royalties to DVA with respect to the following Disc products:

      5.4.1 For each Video Disc which is manufactured, used, rented, leased, sold and/or Transferred by or for LICENSEE and/or its Affiliates in the United States of America, LICENSEE shall pay to DVA a royalty for:

            5.4.1.1 Video Discs having a diameter up to and including six (6)
                    inches: four cents (U.S. $0.04) per side containing information; and

            5.4.1.2 Video Discs having a diameter greater than six (6) inches:
                    twelve cents (U.S. $0.12) per side containing information.

            5.4.1.3 With respect to each of the preceding Sections 5.4.1.1 and 5.4.1.2, LICENSEE shall have the option of paying a royalty of three percent (3.0%) of the Net Selling Price for Video Discs manufactured, used, rented, leased, sold and/or Transferred in the United States of America.

      5.4.2 For each Digital Disc which is manufactured, used, rented, leased, sold and/or Transferred by or for LICENSEE and/or its Affiliates in the United States of America, LICENSEE shall pay to DVA a royalty for:

            5.4.2.1 Digital Discs, except CD-Singles: three cents (U.S. $0.03)
                    per side containing information; and

            5.4.2.2 CD-Singles (CD-3 or CD-5): two cents (U.S. $0.02) per side containing information.

            5.4.2.3 With respect to each of the preceding Sections 5.4.2.1 and
                    5.4.2.2, LICENSEE shall have the option of paying a royalty of three percent (3.0%) of the Net Selling Price for Digital Discs manufactured, used, rented, leased, sold and/or Transferred in the United States of America.

5.5 For each Digital Disc and/or Video Disc which includes a Patented Portion and which is manufactured, used, rented, leased, sold, and/or Transferred by or for LICENSEE and/or its Affiliates in the United States of America, LICENSEE, as a second option, shall pay to DVA a royalty equal to the sum total of the individual patent royalty rates of Licensed Patent(s) as a percentage of the Manufacturer's Net Selling Price of such Digital Disc or Video Disc, such individual rates being set forth in Appendix B.

5.6 Lists of companies currently having a valid patent license agreement for Discs with DVA are set forth in Appendix D-1 and D-2. These lists will be updated annually. If LICENSEE purchases Discs from any of the licensees listed in Appendix D-2, then LICENSEE shall pay a royalty of two United States cents (U.S. $0.02) per disc side containing information for each Digital Disc purchased from said licensee.

5.7   No royalties shall be paid by LICENSEE for:

      5.7.1 Discs manufactured for LICENSEE by any other DVA licensee, so long as the other DVA licensee has fully paid and reported royalties to DVA on such Discs and has identified LICENSEE as the purchaser of such Discs in their royalty reports to DVA. If the other DVA licensee has paid a partial royalty to DVA, then LICENSEE shall receive a credit for that partial royalty.

      5.7.2 Discs manufactured by LICENSEE for any other DVA licensee, so long as the other DVA licensee has fully paid and reported royalties to DVA on such Discs, and LICENSEE has identified such other DVA licensee as the purchaser, and both LICENSEE and such other DVA licensee have both identified the other in their respective royalty reports due DVA reporting such transaction. If the other DVA licensee has paid a partial royalty to DVA, then LICENSEE shall receive a credit for that partial royalty.

5.8 LICENSEE agrees to pay DVA within sixty (60) days of the execution of this Agreement, the sum of ten thousand United States Dollars (U.S. $10000.00)as additional consideration granted LICENSEE in Section 4.0. This sum is not refundable and is not creditable toward royalties set forth in this Section 5.0.

Section 6.0 Accruals, Records and Reports

6.1 Royalties shall accrue when any Disc with respect to which royalty payments are required by Section 5.0 of this Agreement is sold (as evidenced by bill or invoice), first rented, first leased, first put into use or Transferred, whether or not payment is received by LICENSEE. On sales or Transfers between LICENSEE and its Affiliate for resale or for further Transfer, the royalty shall accrue at the time of sale or Transfer to the Affiliate.

6.2 LICENSEE shall pay royalties and other sums of money due hereunder in United States dollars. All royalties for an accounting period computed on invoiced amounts in currencies other than United States dollars shall be converted directly into United States dollars without intermediate conversions to another currency at the currency exchange rate quoted by either the United States edition of the Wall Street Journal or the head office of Citibank N.A. of New York, New York at the close of banking on the last business day of such accounting period.

6.3   LICENSEE's royalty reports shall include the following information:

      6.3.1 identification by Type Number, brand name and/or label name, Disc type (for example, CD Digital Audio, CD-ROM, etc.), Manufacturer's Net Selling Price and quantity of each Disc type upon which royalty has accrued pursuant to Section 6.1;

      6.3.2 identification by city and either state or province of the locations at which the Discs identified pursuant to Section 6.3.1 were manufactured and identification of the countries of first sale;

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      6.3.3 identification of the royalty basis used for each Disc type pursuant to the provisions of Section 5.0, the amount of royalties due for each Disc type, all information required to show how such amount has been calculated and the aggregate amount of all royalties due; and

      6.3.4 identification by Type Number, brand name and/or label name, Disc type (for example, CD Digital Audio, CD-ROM, etc.), and quantity of each Disc type manufactured by or for LICENSEE during the applicable accounting period which is exempt from royalty in accordance with
            Section 5.7, including the name and address of the other DVA licensee who manufactured or received the Discs.

      In the event that either of Sections 6.3.1 and 6.3.4 do not apply, LICENSEE shall so state as to each such section. In the event no royalties are due, LICENSEE's report shall so state.

6.4 LICENSEE's royalty report shall be certified by an officer of LICENSEE or by a designee of such officer to be correct to the best of LICENSEE's knowledge and information.

6.5 An accounting period shall end on the last day of each March, June, September and December during the term of this Agreement. The first accounting period under this Agreement shall be for a period commencing as of the effective date of this Agreement. Within sixty (60) days after the end of each such period, LICENSEE shall furnish to DVA a written royalty report containing the information specified in Section 6.3 hereof and shall pay to DVA all unpaid royalties accrued hereunder in favor of DVA to the end of each such period.

6.6 LICENSEE shall keep separate records in sufficient detail to permit the determination of royalties payable hereunder. At the request of DVA, LICENSEE will permit an independent auditor and/or technical consultant selected by DVA, or any other person or persons acceptable to both DVA and LICENSEE, to examine during ordinary business hours once in each calendar year such records and other documents as may be necessary to verify or determine royalties paid or payable under this Agreement. Such auditor, technical consultant or other person(s) shall be instructed to report to DVA only the amount of royalties due and payable. If no request for examination of such records for any particular accounting period has been made by DVA within three (3) years after the end of said period, the right to examine such records for said period, and the obligation to keep such records for said period, shall terminate.

6.7 The fees and expenses of DVA's representatives performing any examination of records under Section 6.6 above shall be borne by DVA. However, if an error in royalties of more than three percent (3%) of the total royalties due is discovered for any year examined, then the reasonable fees and expenses of these representatives, with respect to such examination, shall be borne by LICENSEE.

Section 7.0 Interest on Overdue Royalties and Other Payments

7.1 LICENSEE shall be liable for interest at a rate, per annum, of three percent (3.0%) over the published prime rate, from time to time, on any overdue royalty or other payment set forth in Section 5.0 herein, commencing on the date such royalty or other payment becomes due. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefore is being asserted, the interest rate shall be reduced to such maximum legal rate.

Section 8.0 Most Favored LICENSEE

8.1 If DVA shall hereafter grant a license which grants the same rights concerning Discs as granted hereunder to LICENSEE for a Licensed Patent(s) for a particular country at a more favorable royalty rate than that set forth herein, then DVA shall notify LICENSEE thereof and LICENSEE shall be entitled to receive the same more favorable royalty rate for such Licensed Patent for such particular country, subject to the same terms and conditions under which the more favorable royalty rate has been granted, provided that this Agreement shall be modified accordingly by written amendment, which amendment shall be effective only for the period the more favorable royalty rate is in effect under such license. The foregoing provisions of this Section 8.1 shall not apply if-

      8.1.1 DVA receives a grant of patent rights, a license, or immunity or other than only a monetary consideration for such license;

      8.1.2 the more favorable royalty rate applies only to products for which there is a claim of past infringement and is given in consideration of settlement of such claim;

      8.1.3 the more favorable royalty rate forms part of a settlement of an outstanding controversy other than past infringement; or

      8.1.4 LICENSEE elects to continue paying the royalty set forth in this Agreement.

Section 9.0 Assignments

9.1 LICENSEE shall not assign any of its rights or privileges hereunder without the prior written consent of DVA, except to a successor in ownership of all or substantially all the assets of LICENSEE, which successor expressly assumes in writing the performance of all the terms and conditions of this Agreement to be performed by LICENSEE as if it were named herein in the place of LICENSEE. After any such assignment, LICENSEE shall no longer be licensed hereunder.

Section 10.0 Factory Inspection

10.1 At LICENSEE's request, DVA will perform a factory inspection at LICENSEE's Disc manufacturing facility, or the Disc manufacturing facility of the manufacturer who supplies Discs to LICENSEE, and thereafter provide LICENSEE with claim charts indicating which DVA Patent(s) listed in Appendix A apply to LICENSEE's products. If LICENSEE is not the manufacturer, it is LICENSEE's responsibility to obtain the authorization of the manufacturer for DVA to perform the desired factory inspection. LICENSEE shall pay to DVA an inspection fee of Fifty Thousand United States Dollars (U.S. $50,000) for each Disc manufacturing facility to be inspected, said fee to be paid prior to each inspection.

10.2 If LICENSEE notifies DVA that LICENSEE wishes to have the factory inspection set forth in Section 10. 1, then LICENSEE agrees to allow, or to obtain authorization to allow, the representatives of DVA to inspect the Disc manufacturing facility as follows:

      10.2.1 DVA's representatives shall be allowed to inspect those parts of the Disc manufacturing facility which are directly related to the possible infringement of DVA Patent(s). The inspection shall be made during reasonable business hours as soon as practically possible after payment of the inspection fee by LICENSEE. DVA and LICENSEE shall determine by mutual agreement the time, duration and other detailed manner and schedule of such inspection.

      10.2.2 The employees at such production facilities will be directed, to the best of LICENSEE'S ability, to answer all questions asked by the DVA representatives and will allow the full and complete inspection, copying, videotaping and photographing of all documentation, machines, methods, and materials used in, at, or with a part of the Disc manufacturing facility which LICENSEE has the right to disclose to others, as long as such questions and/or such part of the facility is directly related to the possible infringement. Any notes made by the

             DVA representatives and any documents, photographs, and videotapes shall be stamped "CONFIDENTIAL".

      10.2.3 Any inspection of a Disc manufacturing facility shall be on a confidential basis, and information learned as a result thereof shall be used for no purpose other than the technical discussions set forth herein. DVA shall safeguard the confidential information learned with standards at least as high as those that it uses to safeguard its own confidential information.

      10.2.4 DVA shall not divulge any and all information obtained or learned as a result of such inspection to any other person or entity other than LICENSEE, including but not limited to other DVA licensees. This obligation shall not apply to information which is or becomes publicly available through no fault of DVA or is rightfully obtained without a bind of secrecy.

      10.2.5 DVA shall use its best efforts to provide, within sixty (60) days from the inspection of the Disc manufacturing facility, a report in writing to LICENSEE. The report shall include those DVA Patent(s) which DVA believes are infringed by such facility and shall be in the form of claim charts providing the basis and reasons for the possible infringement of the DVA Patent(s) in question.

             DVA shall use its best efforts to include in the report all DVA Patent(s) which DVA believes are infringed by such facility. It is understood and agreed by LICENSEE that the exclusion of one or more DVA Patents neither estops DVA from asserting a claim of infringement against LICENSEE under such DVA Patent(s), nor affects the rights of DVA in any way with respect to such DVA Patent(s).

             It is understood and agreed by LICENSEE that this report and these claim charts are for settlement purposes only and cannot and Will not be used for any other purpose. LICENSEE agrees to keep this report and these claim charts confidential and not to disclose them to any other party.

10.3 LICENSEE can elect this inspection option once per calendar year. Any @Inspection of a Disc manufacturing facility after the first inspection of such Disc manufacturing facility shall be performed for a fee to be determined and agreed upon between DVA and LICENSEE.

Section 11.0 License to DVA

11.1 LICENSEE grants to DVA and its Affiliates an irrevocable, non-exclusive, royalty-free license under LICENSEE's United States patents and patent applications to make, have made, use, lease, sell or otherwise Transfer Discs, and to make, have made, use or have used Manufacturing Apparatus in the manufacture of Discs and to practice or have practiced Manufacturing Processes in the manufacture of discs. Said license to DVA and its Affiliates shall be effective as of the date LICENSEE first pays royalties in accordance with Section 5.0 hereof Said license shall be with respect to all of LICENSEE's United States patents and patent applications, including utility models, design patents, divisionals, reissues, extensions, continuations, and reexaminations, under which patents and patent applications LICENSEE now has or hereafter, during the term of this Agreement, obtains the right to grant licenses to DVA of the scope granted herein.

11.2 The license as set forth in Section 11.1 shall not apply with respect to any patent of LICENSEE, if such grant would result in the payment of royalties by LICENSEE to third parties, except for payments to Affiliates of LICENSEE and payments to third parties for inventions made by said third parties while employed by LICENSEE or any of its Affiliates.

Section 12.0 Term of AGREEMENT: Termination

12.1 Subject to Section 12.5 below, the term of this Agreement shall be from the effective date hereof until the expiration of the last to expire of the Licensed Patent(s), unless previously terminated as hereinafter provided.

12.2 LICENSEE may terminate the license granted herein, but only in its entirety, at any time by giving notice in writing to DVA. Such termination shall be effective on the date such notice is received by DVA.

12.3  DVA shall have the right to terminate this Agreement in the event:

      12.3.1 LICENSEE fails to make any payment when due under this Agreement and such payment is not made within sixty (60) days of written notice from DVA; or

      12.3.2 LICENSEE defaults under any term of this Agreement, other than a default involving the payment of money, which default is not cured within thirty (30) days of written notice from DVA; or

      12.3.3 LICENSEE becomes insolvent or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or

      12.3.4 LICENSEE files a petition under any foreign or U.S. bankruptcy law.

             The rights and remedies set forth in this section are not exclusive and are in addition to any other rights and remedies available to DVA under this Agreement or at law or equity.

12.4 In the event this Agreement or the license granted hereunder shall be terminated pursuant to this Section 12.0 or assigned pursuant to Section 9.0, the corresponding sublicenses granted to Affiliates of LICENSEE pursuant to Section 3.3 shall likewise terminate, but no notices need be given by DVA to such Affiliates.

12.5 Any expiration or termination of this Agreement pursuant to this Section 12.0, or any termination of a sublicense pursuant to Section 3.3, shall not relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination (including, without limitation, the obligations set forth in Sections 5.0, 6.0 and 7.0), or rescind or give rise to any right to rescind anything done by LICENSEE or any payments made or other consideration given to DVA hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner any rights of DVA arising under this Agreement prior to such termination.

Section 13.0 - Payments, Notices and Other Communications

13.1 Any notice or other communication pursuant to this Agreement shall be made by registered airmail (except that registered or certified mail may be used where delivery is in the same country as mailing) and shall be effective upon receipt by the addressee. Such notice or communication shall be mailed to:

      13.1.1 In the case of DVA:

             Dennis Fischel
             President
             DISCOVISION ASSOCIATES
             Post Office Box 19616
             Irvine, California 92713

      13.1.2 In the case of LICENSEE:

                   ALLIED DIGITAL TECHNOLOGIES CORP.
                   7375 Woodward Avenue
                   Detroit, Michigan 48202
                   Attn: James A. Merkle, President & Chief Executive Officer

             with a copy to:

                   MILLER, CANFIELD, PADDOCK & STONE
                   150 West Jefferson
                   Suite 2500
                   Detroit, Michigan 48226
                   Attn: Gilbert E. Gove

      13.2 LICENSEE's royalty reports, as described in Section 6.0 of this Agreement, shall be mailed via air mail to:

                   DISCOVISION ASSOCIATES
                   ATTN: Controller
                   Post Office Box 19616
                   Irvine, California 92713

                   Fax No.: (714) 660-1801

            A summary of the report, which states the total royalty to be paid, shall be sent by facsimile to DVA on, or before, the mailing of the complete report.

      13.3 All payments set forth in Section 5.0 of this Agreement shall be paid via bank wire transfer to:

                   Federal Reserve Bank of San Francisco
                   For Credit to Sumitomo Bank of California
                   San Francisco - Head Office
                   ABA: 131002042

For Further Credit to:

                   The Sumitomo Bank, Ltd., Los Angeles Branch for Account of Discovision Associates
                   ABA: 132003396
                   Account Number: 046-133013-70
            or by check payable to DVA and mailed via air mail directly to:

                   DISCOVISION ASSOCIATES
                   ATTN: Controller
                   Post Office Box 19616
                   Irvine, California 92713

Section 14.0 Applicable Law

14.1 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of the State of New York and, as applicable, the laws of the United States of America.

Section 15.0 Miscellaneous

15.1  Nothing contained in this Agreement shall be construed as:

      15.1.1 requiring the filing of any patent application, the securing of any patents or the maintenance of any patents; or

      15.1.2 a warranty or representation by DVA as to the validity or scope of any Licensed Patent; or

      15.1.3 a warranty or representation that the manufacture, use, rental, lease, sale or other Transfer of any Disc is free from infringement of any patents or other rights of third parties; or

      15.1.4 an obligation on the part of DVA to furnish any manufacturing or technical information, or any information concerning other licensees, except as to the obligation under ss.8.0; or

      15.1.5 an obligation upon DVA to make any determination as to the applicability of its patents to any of LICENSEE's products, except as otherwise provided in Section 10.0; or

      15.1.6 a license with respect to any act which would otherwise constitute inducement of infringement or contributory infringement under United States patent law or its equivalent under any law foreign to the United States; or

      15.1.7 conferring any right to use, in advertising, publicity, or otherwise, any name, trade name, trademark, service mark, symbol or any other identification or any contraction, abbreviation or simulation thereof; or

      15.1.8 conferring any rights by implication, estoppel or otherwise, to or under copyrights with respect to any computer software under any present system of statutory protection or one hereinafter enacted in any country or countries, wherein the copying of such computer software is a requisite of infringement under such system; or

      15.1.9 an obligation to bring or prosecute actions or suits against third parties for infringement of any patent.

15.2 LICENSEE shall have the complete responsibility and shall use its best efforts to obtain all necessary approvals and validations of this Agreement, including all necessary approvals and validations for any products made, used or sold hereunder.

15.3 LICENSEE will sell and deliver to DVA, F.O.B. LICENSEE's shipping point, any Disc ordered from LICENSEE by DVA and which is available for sale by LICENSEE (which shall exclude any Disc manufactured by LICENSEE for a third party.) LICENSEE will also sell and deliver to DVA a copy of each manual (including, but not limited to, service, use and other technical manuals) relevant to a Disc manufactured by or for LICENSEE, provided that, upon request by LICENSEE, DVA first delivers to LICENSEE a letter agreeing to hold such manual in confidence and to use it only for reverse engineering purposes. Any such sales will be at the same prices charged to LICENSEE's most favored customer.

15.4 The waiver by either party of a breach or default of any provisions of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege of such party.

15.5 It is the intention of both parties to make this Agreement binding only to the extent that it may be lawfully done under existing applicable law as identified in Section 14.0. If any sentence, paragraph, clause or combination of the same is in violation of any applicable law, that portion which is in violation shall be severed from this Agreement and the remainder of this Agreement shall remain binding upon the parties hereto, except that no license is granted, expressly or by implication, unless royalties are paid pursuant to Section 5.0.

15.6 Each party represents and warrants that it has the full right and power to enter into this Agreement and that there are no outstanding agreements, assignments, or encumbrances to which the representing party is bound which may restrict, or prohibit entry into, or performance under, this Agreement. DVA further represents and warrants that it has the full power to grant the license and release set forth in Sections 3.0 and 4.0. Neither party makes any other representations or warranties, express or implied, other than the representations set forth in Sections 3.3 and 4.2 regarding Affiliates.

15.7 The headings of the several sections are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

15.8 This Agreement may be executed in any number of copies, but all of such counterparts together shall constitute one and the same Agreement.

15.9 The parties hereto acknowledge that this instrument sets forth the entire agreement and understanding of the parties hereto and shall supersede all previous communications, representations and understandings, either oral or written, between the parties relating to the subject matter hereof, except prior written agreements signed by both parties, and shall not be subject to any changes or modifications except by the signing of a written instrument by or on behalf of both parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed as of the dates written below, to be effective as of the date first above written.

                                       DISCOVISION ASSOCIATES



                                          /s/ Dennis Fischel
                                          -----------------------------------
                                   By:    Dennis Fischel
Witness:                           Title: President



/s/ [ILLEGIBLE]                    Date: June 20, 1995
------------------------------           ------------------------------------



                                   ALLIED DIGITAL TECHNOLOGIES
                                   CORPORATION



                                          /s/ James A. Merkle
                                          -----------------------------------
                                   By:    James A. Merkle
Witness:                           Title: President/C.E.O.



/s/ [ILLEGIBLE]                    Date: June 9, 1995
------------------------------           ------------------------------------

                                                             APPENDIX A

====================================================================================================================================
                                INDIVIDUAL
                                PATENT
                    PATENT      ROYALTY
  COUNTRY           NUMBER      RATE                                  TITLE
====================================================================================================================================
UNITED STATES    US 3,430,966E  2.00%       TRANSPARENT RECORDING DISC
                 US 3,518,442E  2.00%       VIDEO PLAYBACK ASSEMBLY WHEREIN THE RECORD DISC HAS OPTICAL
                                              RECORDING ON BOTH SIDES
                 US 3,658,954E  2.00%       DUPLICATING PROCESS FOR VIDEO DISC RECORDS
                 US 3,687,664E  2.00%       DUPLICATING PROCESS FOR VIDEO DISC RECORDS
                 US 3,794,410E  2.00%       ARTICULATED MIRROR
                 US 3,829,622E  2.00%       VIDEO DISC PLAYER WITH VARIABLY BIASED PNEUMATIC HEAD
                 US 3,894,180E  2.00%       HEAD HEIGHT CONTROL SYSTEM
                 US 3,908,076E  2.00%       EXTENDED PLAY VIDEODISC RECORDING SYSTEM
                 US 3,908,080E  2.00%       METHOD OF MAKING AN EXTENDED PLAY VIDEO DISC RECORD
                 US 3,914,541E  2.00%       VIDEO DISC PLAYER
                 US 3,915,576E  0.80%       METHOD AND APPARATUS FOR CENTERING A CIRCULAR DISC
                 US 3,924,062E  2.00%       DISC RECORD WITH SKIPPED STANDARD VIDEO INCREMENTS & CONTINUOUS AUDIO
                                              INCREMENTS & METHOD APPARATUS FOR REPRODUCTION
                 US 3,947,888E  1.65%       HYDRODYNAMIC BEARING HEAD PROVIDING CONSTANT SPACING
                 US 3,954,469E  1.65%       METHOD OF CREATING A REPLICATING MATRIX
                 US 3,997,715   1.65%       FOCUSING SYSTEM FOR VIDEODISC PLAYER
                 US 4,006,294E  1.65%       TRANSDUCER HEAD ASSEMBLY WITH FLUID BEARING AND HEAD HEIGHT CONTROL SYSTEM
                 US 4,124,672   2.00%       REPLICATION UTILIZING A CASTING PROCESS
                 US 4,130,620   2.00%       METHOD FOR MAKING VIDEO DISCS AND VIDEO DISCS MOLDS
                 US 4,141,731   1.65%       METHOD OF CREATING A REPLICATING MATRIX
                 US 4,152,586   1.65%       OPTICAL TRANSDUCER AND FOCUSING SYSTEM
                 US 4,161,752   2.00%       HIGH DENSITY VIDEO DISC HAVING TWO PIT DEPTHS
                 US 4,161,753   2.00%       VIDEO RECORDING DISC WITH INTERLACING DATA FOR FRAMES ON THE SAME TRACK
                 US 4,185,955   1.65%       APPARATUS FOR REPLACING CENTRALLY APERTURED VIDEO DISC RECORDS
                 US 4,190,860   1.65%       DIGITAL METHOD AND APPARATUS FOR ROTATING AN INFORMATION STORAGE DISC
                 US 4,204,199   2.00%       METHOD AND MEANS FOR ENCODING AND DECODING DIGITAL DATA
                 US 4,210,931   2.00%       VIDEO PLAYER AND/OR RECORDER WITH HARDAMARD TRANSFORM
                 US 4,211,617   2.00%       PROCESS FOR PRODUCING A STAMPER FOR VIDEODISC PURPOSES
                 US 4,222,072   2.00%       VIDEO PLAYER/RECORDER WITH NON-LINEAR MARK LENGTH MODULATION
                 US 4,225,873   2.00%       RECORDING AND PLAYBACK SYSTEM
====================================================================================================================================

                                                            Page 1 of 4

                                                             APPENDIX A

====================================================================================================================================
                                INDIVIDUAL
                                PATENT
                    PATENT      ROYALTY
  COUNTRY           NUMBER      RATE                                  TITLE
====================================================================================================================================
UNITED STATES    US 4,228,326   2.00%       SYSTEM FOR RECORDING INFORMATION ON A ROTATING STORAGE DISC
 (cont.)                                      IN SUBSTANTIALLY UNIFORM RECORDING DENSITY
                 US 4,232,388   1.00%       METHOD AND MEANS FOR ENCODING AND DECODING DIGITAL DATA
                 US 4,241,698   1.65%       VACUUM EVAPORATING SYSTEM FOR THE DEPOSITION OF A THIN
                                              EVAPORATED LAYER HAVING A HIGH DEGREE OF UNIFORMITY
                 US 4,252,327   2.00%       VIDEO DISC PLAYER
                 US 4,256,374   0.75%       WRITE AND READ OBJECTIVE LENS FOR HIGH DENSITY STORAGE
                 US 4,260,360   1.65%       METHOD AND MEANS FOR REPLICATING CENTRALLY APERTURED VIDEO DISC RECORDS
                 US 4,264,911   2.00%       OPTICAL RECORDING DISC AND RELATED METHOD OF MANUFACTURE
                 US 4,274,119   2.00%       RECORDING DISC COVER AND PLAYER APPARATUS FOR REMOVING COVER
                 US 4,286,848   0.75%       REPRODUCING OBJECTIVE LENS FOR VIDEODISCS
                 US 4,307,381   2.00%       METHOD AND MEANS FOR ENCODING AND DECODING DIGITAL DATA
                 US 4,310,919   2.00%       OPTICAL VIDEO DISC STRUCTURE
                 US 4,313,190   1.20%       METHOD FOR MAKING A COMPOSITE VIDEO DISC
                 US 4,313,191   2.00%       RECORDING MEDIUM HAVING A PILOT SIGNAL WITH AN ALIGNED PHASE ANGLE IN ADJACENT TRACKS
                 US 4,337,538   2.00%       DRIVE ASSEMBLY FOR A VIDEO RECORDER-PLAYBACK MACHINE
                 US 4,339,814   2.00%       SPINDLE ASSEMBLY FOR A VIDEO RECORDER-PLAYBACK MACHINE
                 US 4,340,353   1.65%       HOT SPRUE VALUE ASSEMBLY FOR AN INJECTION MOLDING MACHINE
                 US 4,340,955   2.00%       VIDEO DISC PLAYER
                 US 4,341,469   0.80%       LASER SHADOWGRAPH
                 US 4,345,261   2.00%       DIELECTRIC RECORDING MEDIUM
                 US 4,347,599   0.80%       SPINDLE CLAMP ASSEMBLY FOR A VIDEO RECORDER-PLAYER MACHINE
                 US 4,347,619   2.00%       DIGITAL FORMATTING SYSTEM
                 US 4,353,767   2.00%       METHOD OF MANUFACTURING AN OPTICAL READING DISC
                 US 4,357,533   2.00%       FOCUS DETECTOR FOR AN OPTICAL DISC PLAYBACK SYSTEM
                 US 4,358,774   2.00%       APPARATUS AND METHOD FOR CONTROLLING FOCUS IN A RECORDING MEDIUM
                 US 4,358,802   1.65%       FLUID CUSHION TURNTABLE FOR VIDEO DISC PLAYER
                 US 4,367,545   2.00%       VIDEO DISC PLAYER
                 US 4,368,957   0.75%       WIDE APERTURE OBJECTIVE LENS
                 US 4,372,741   1.65%       HOT SPRUE VALUE ASSEMBLY FOR AN INJECTION MOLDING MACHINE
====================================================================================================================================


                                                            Page 2 of 4

                                                             APPENDIX A

====================================================================================================================================
                                INDIVIDUAL
                                PATENT
                    PATENT      ROYALTY
  COUNTRY           NUMBER      RATE                                  TITLE
====================================================================================================================================
                 US 4,504,939   2.00%       STORAGE MEDIUM TRACK PITCH DETECTOR
                 US 4,510,536   2.00%       SIGNAL CONDITIONING METHOD AND APPARATUS FOR FM CODE SIGNAL
                 US 4,519,004   2.00%       EXTENDED PLAY VIDEODISC
                 US 4,524,444   2.00%       ANALYZING THE SIGNAL TRANSFER CHARACTERISTICS OF A SIGNAL PROCESSING UNIT
                 US 4,535,548   1.65%       METHOD AND MEANS FOR DRYING COATINGS ON HEAT SENSITIVE MATERIALS
                 US 4,566,090   2.00%       STORAGE MEDIUM TRACK PITCH DETECTOR
                 US 4,583,210   2.00%       METHOD AND APPARATUS FOR STORING AND RETRIEVING INFORMATION
                 US 4,598,324   2.00%       AUDIO EVALUATION UNDER CONTROL OF VIDEO PICTURE FRAME NUMBER
                 US 4,611,318   2.00%       METHOD AND APPARATUS FOR MONITORING THE STORAGE OF INFORMATION ON A STORAGE MEDIUM
                 US 4,615,753   2.00%       VIDEO RECORD DISC AND PROCESS FOR MAKING SAME
                 US 4,623,837   2.00%       AUDIO/VIDEO QUALITY MONITORING SYSTEM
                 US 4,648,084   2.00%       STORAGE MEDIUM TRACK PITCH DETECTOR
                 US 4,706,133   2.00%       METHOD AND APPARATUS FOR RECOVERING INFORMATION FROM A VIDEO DISC
                 US 4,759,007   2.00%       STORAGE MEDIUM TRACK PITCH DETECTOR
                 US 4,764,915   2.00%       METHOD AND APPARATUS FOR RECORDING A MULTIPLEXED SIGNAL ON A RECORD MEDIUM
                 US 4,796,098   2.00%       BANDED AND INTERLEAVED VIDEO DISC FORMAT
                 US 4,797,752   2.00%       BANDED AND INTERLEAVED VIDEO DISC FORMAT
                 US 4,819,223   2.00%       VIDEO RECORD DISC
                 US 4,893,297   2.00%       VIDEO RECORD DISC AND PROCESS FOR MAKING SAME
                 US 4,980,878   2.00%       METHOD AND APPARATUS FOR SCANNING A RECORDING MEDIUM FOR DEFECTS
                 US 5,001,568   2.00%       SIGNAL EVALUATION BY ACCUMULATION AT ONE RATE AND RELEASING AND TESTING AT A SLOWER RATE
                 US 5,003,526   2.00%       SYSTEM FOR RECORDING DIGITAL INFORMATION IN A PULSE-LENGTH MODULATION FORMAT
                 US 5,018,020   2.00%       RECORD DISC FOR STORING SEPARATE VIDEO AND AUDIO INFORMATION
                 US 5,084,852   2.00%       SYSTEM FOR RECORDING DIGITAL INFORMATION IN A PULSE-LENGTH MODULATION FORMAT
                 US 5,126,990   2.00%       A METHOD OF EVALUATING A STORAGE MEDIUM BY RECIRCULATING A TEST SAMPLE OF A SIGNAL
                 US 5,220,434   2.00%       VIDEO RECORDING MEDIUM FOR STOP-MOTION PLAYBACK
                 US 5,253,244   2.00%       SYSTEM FOR RECORDING DIGITAL INFORMATION IN A PULSE-LENGTH MODULATION FORMAT
                 US  RE32,431   2.00%       METHOD AND APPARATUS FOR RECOVERING INFORMATION FROM A ROTATABLE STORAGE DISC
====================================================================================================================================

                 NOTE:  An "E" directly following the patent Number indicates that patent has expired.


                                                            Page 4 of 4

                                   Appendix B


UNITED STATES PATENTS LICENSED TO LICENSEE UNDER THIS AGREEMENT:


                                        INDIVIDUAL
                                        PATENT
PATENT NUMBER                           ROYALTY RATE
-------------                           ------------




      APPENDIX B PATENTS SHALL BE ALL OF THE PATENTS LISTED IN APPENDIX A


                                   APPENDIX B
                                   Page 1 of 1

                                   APPENDIX C


LICENSEE'S Affiliates as of the effective date of this Agreement are:

          Company:       Hauppauge Record Manufacturing, Ltd.
          Address:       15 Gilpin Avenue
                         Hauppauge, New York 11788

          Company:       HRM Holdings Corp.
          Address:       15 Gilpin Avenue
                         Hauppauge, New York 11788

          Company:       Allied Film Laboratory, Inc.
          Address:       7375 Woodward Avenue
                         Detroit, Michigan 48202

          Company:       _______________________________________
          Address:       _______________________________________
                         _______________________________________
                         _______________________________________


                                   APPENDIX C
                                   Page 1 of I

                                  APPENDIX D-1


             LICENSED DISC MANUFACTURERS WHO ARE PAYING U.S. RATES:


Americ Disc Inc.                             Nimbus Manufacturing Inc.

Atlantic Recording Corporation               Optical Disc Corporation

Better Quality Cassettes, Inc.               Philips (N.V.)

Cinram Ltd.                                  Pilz (U.S.)

Denon Corporation (USA)                      Pioneer

Digital Audio Disc Corporation (U.S.)        Producers Color/Technidisc

Discovery Systems/Metatec                    Sanyo Laser Products

Disctronics Limited (U.S.)                   Sonopress Inc. (U.S.)

EMI Manufacturing (USA)                      Sony Music Entertainment

JVC America                                  Time Warner Inc. (U.S.)

KAO Corporation                              U.S. Optical Disc

Kuraray Co., Ltd.                            Warner Bros.  Records Inc.

Mitsubishi Plastics Industries Ltd.          Warner Communications Inc.

National Tape & Disc Inc.                    WEA Manufacturing Inc.


                                  APPENDTX D-1
                                   Page I of 1

                                  APPENDIX D-2

               LICENSED DISC MANUFACTURERS NOT PAYING U.S. RATES:

Bertelsmann AG                               Pilz GmbH & Company

Compact Disc KG
Bertelsmann de Mexico                        P & 0 Compact Disc

Damont Audio Limited                         Ritek Incorporation

Disctronics Limited                          Sanyo Electric Co., Ltd.

Hitachi Ltd.                                 Sonopress Pan Asia Ltd.

Matsushita Electric Industrial Co., Ltd.     Sony Corporation

Mayking Records Ltd.                         Sony DADC Austria AG

Memory-Tech Corporation                      Thom EMI plc

Mitsubishi Electric Corporation              Toshiba Corporation

Moulage Plastique de L'ouest (MPO)           Toshiba-EMI Limited

Nimbus Manufacturing (UK) Ltd.               Victor Company of Japan

Nippon Columbia Co., Ltd.


                                  APPENDIX D-2
                                   Page 1 of I

                                                ROYALTY REPORT                                PAGE __ OF __
                                                DIGITAL DISCS
                                                UNITED STATES
===========================================================================================================

     COMPANY:  ALLIED DIGITAL TECHNOLOGIES CORP.       PERIOD:_______ TO________

                        EXCHANGE RATE: ____________/US$

===========================================================================================================

                                                         PER CONTRACT
                                                         ROYALTY PER
            BRAND          COUNTRY        COUNTRY      INFORMATION SIDE
              OR             OF             OF               OF                         ROYALTY     ROYALTY
PRODUCT   TRADEMARK      MANUFACTURE    DESTINATION    NET SELLING PRICE    QUANTITY      RATE        DUE
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                   TOTAL NET                                  TOTAL
                   SELLING PRICE:____________ TAX %:____ ROYALTIES DUE:__________________

                                                ROYALTY REPORT                                PAGE __ OF __
                                                DIGITAL DISCS
                                                UNITED STATES
===========================================================================================================

     COMPANY:  ALLIED DIGITAL TECHNOLOGIES CORP.       PERIOD:_______ TO________

                        EXCHANGE RATE: ____________/US$

===========================================================================================================

                                                         PER CONTRACT
                                                         ROYALTY PER
            BRAND          COUNTRY        COUNTRY      INFORMATION SIDE
              OR             OF             OF               OF                         ROYALTY     ROYALTY
PRODUCT   TRADEMARK      MANUFACTURE    DESTINATION    NET SELLING PRICE    QUANTITY      RATE        DUE
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                   TOTAL NET                                  TOTAL
                   SELLING PRICE:____________ TAX %:____ ROYALTIES DUE:__________________